Filed pursuant to Rule 497

Registration No. 333-219127

BLACKSTONE / GSO FLOATING RATE ENHANCED INCOME FUND

Supplement No. 1, dated November 30, 2018, to the

Prospectus, dated November 21, 2018 (the “Prospectus”),

for Common Shares of Beneficial Interest

Management Fee Waiver

As described in the Prospectus, the investment advisory agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser at an annual rate equal to 1.00% of the average daily value of the Fund’s net assets (the “Management Fee”). On October 1, 2018, the Adviser voluntarily agreed to temporarily reduce its Management Fee to an annual rate equal to 0.30% of the average daily value of the Fund’s net assets effective from October 1, 2018 until December 31, 2018. On October 24, 2018, the Adviser amended such Management Fee reduction to voluntarily and temporarily reduce its Management Fee to an annual rate equal to 0.40% of the average daily value of the Fund’s net assets effective from October 24, 2018 until December 31, 2018. On November 30, 2018, the Adviser further amended such Management Fee reduction to voluntarily and temporarily reduce its Management Fee to an annual rate equal to 0.50% of the average daily value of the Fund’s net assets effective from November 30, 2018 until December 31, 2018. The Adviser may, in its sole discretion and at any time (including prior to December 31, 2018), elect to extend, terminate or modify its temporary reduction upon written notice to the Fund.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.